Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of January 3, 2007, by and among Liquidmetal Technologies, Inc., a Delaware corporation (the “Company”), and the investors signatory hereto (each an “Investor” and collectively, the “Investors”).

BACKGROUND

This Agreement is made pursuant to the Securities Purchase Agreement, dated as of January 3, 2007, among the Company and the Investors (the “Purchase Agreement”). In connection with the Purchase Agreement, the Company has agreed, upon the terms and subject to the conditions of the Purchase Agreement, (i) to issue and sell on the date hereof to each Investor 8% Subordinated Convertible Unsecured Notes of the Company (the “Notes”), which are convertible into shares of Common Stock in accordance with the terms of the Notes (the “Conversion Shares”) and (ii) to issue and sell on the date hereof to the Investors warrants (the “Warrants”) to purchase shares of Common Stock  (the “Warrant Shares”).

AGREEMENT

The Company and the Investors hereby agree as follows:

1.             Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the respective meanings set forth in this Section 1:

“Advice” shall have the meaning set forth in Section 6(d).

“Common Stock” means the common stock of the Company, $0.001 par value per share.

“Conversion Shares” shall have the meaning set forth in the Background section.

“Effective Date” means the date that the Registration Statement filed pursuant to Section 2(a) is first declared effective by the SEC.

“Effectiveness Date” means the earlier of: (i) the 90th calendar day following the Closing Date; provided, that, if the SEC reviews and has written comments to the filed Registration Statement that would require the filing of a pre-effective amendment thereto with the SEC, then the Effectiveness Date under this clause (i) shall be the 120th calendar day following the Closing Date, and (ii) the fifth Trading Day following the date on which the Company is notified by the SEC that the Registration Statement will not be reviewed or is no longer subject to further review and comments.

“Event” shall have the meaning set forth in Section 2(b).

“Event Date” shall have the meaning set forth in Section 2(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Filing Date” means the 45th day following the date of this Agreement.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Losses” shall have the meaning set forth in Section 5(a).

“Notes” shall have the meaning set forth in the Background section.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means (i) the Warrant Shares, (ii) the Conversion Shares, (iii) any other securities into which the Warrant Shares and the Conversion Shares may be reclassified after the date hereof, and (iv) any shares of Common Stock issued as payment of principal amount or interest in lieu of cash with respect to the Notes; provided however, that any shares of Common Stock will cease to be Registrable Securities at such time as they have been sold under a Registration Statement or pursuant to Rule 144, or otherwise or such time as they are eligible to be sold without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act; and provided further that any shares of Common Stock referred to in clause (iv) of this paragraph shall not be deemed Registrable Securities until (A) in the case of shares of Common Stock to be issued in satisfaction of the Amortization Redemption Amount pursuant to Section 1(c) of the Notes, the Amortization Conversion Notice Date (as defined in the Notes), (B) in the case of shares of Common Stock underlying any additional Notes issued pursuant to Section 2 of the Notes, the date on which the additional Notes are issued pursuant to said Section 2, and (C) in the case of shares of Common Stock issuable pursuant to Section 9 of the Notes, upon the Mandatory Conversion Notice Date.

“Registration Expenses” means all registration and filing fees, printing expenses, and fees and disbursements of counsel for the Company to be incurred by the Company in connection with each Holder’ s registration rights under this Agreement.

“Registration Period” means the period commencing on any applicable Effectiveness Date and the earliest of (i) the fifth anniversary of such Effectiveness Date, (ii) the date on which the Holders are able to resell all of their respective Registrable Securities without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act, or (iii) the date on which all of the Registrable Securities have been sold by the Investors under a Registration Statement or pursuant to Rule 144.

“Registration Statement” means the registration statement required to be filed in accordance with Section 2(a) including the Prospectus, amendments and supplements to such registration statements or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statements.

“Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended.

“SEC” means the Securities and Exchange Commission.

“Selling Expenses” means all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel for Holders.

“Selling Shareholder Questionnaire” shall have the meaning set forth in Section 3(j).

“Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded in the over-the-counter market or quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i) or (ii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Market or Global Select Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Warrants” shall have the meaning set forth in the Background section.

“Warrant Shares” shall have the meaning set forth in the Background section.

2.             Registration.

(a)           On or prior to the Filing Date for the Warrant Shares, the Company shall use its commercially reasonable efforts to prepare and file with the SEC a Registration Statement covering the resale of 100% of the number of Conversion Shares and Warrant Shares underlying the Notes and Warrants issued to the Holders on the date of this Agreement for an offering to be made on a continuous basis pursuant to Rule 415 (which number of shares is deemed by the parties to be a reasonable, good faith estimate of the maximum number of shares issuable pursuant to the Notes and Warrants through conversion or exercise by the Holders or through the payment by the Company of principal, interest, or redemption thereunder). The Registration Statement shall be on Form S-1 (or on such other form appropriate for such purpose) and shall contain (unless otherwise directed by the Holders and except if otherwise required pursuant to comments received from the SEC upon a review of such Registration Statement or pursuant to judicial and SEC interpretations) substantially the “Plan of Distribution” attached hereto as Annex A. The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as soon as reasonably possible but, in any event, no later than the applicable Effectiveness Date, and shall use its commercially reasonable efforts to keep the Registration Statement effective under the Securities Act during the balance of the applicable Registration Period.

(b)           Subject to the last sentence of this Section 2(b), if: (i) a Registration Statement under subsection (a) above is not filed on or prior to its Filing Date, or (ii) a Registration Statement under subsection (a) above is not declared effective by the SEC on or prior to its required Effectiveness Date, (iii) after its Effective Date, such Registration Statement under subsection (a) above ceases for any reason to be effective and available to the Holders as to all Registrable Securities to which it is required to cover at any time prior to the expiration of the Registration Period for more than an aggregate of thirty (30) Trading Days during any 12-month period (which need not be consecutive), or (iv) beginning on the date on which the first Registration Statement required by this Agreement is declared effective by the SEC, there are Excluded Securities (as defined in Section 2(c) below) not included for resale in a Registration Statement (any such failure or breach being referred to as an “Event,” and for purposes of clauses (i) or (ii) the date on which such Event occurs, or for purposes of clause (iii) the date which such thirty (30) Trading Day-period is exceeded, being referred to as an “Event Date”), then, in addition to any other rights available to the Holders under this Agreement or under applicable law: on the last day of each 30-day period after each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 1.0% of the then-outstanding principal amount of the Notes purchased by such

Holder pursuant to the Purchase Agreement (the “Note Amount”). Notwithstanding anything to the contrary in this Section 2(b), the parties agree that (A) the Company will not be liable for liquidated damages under this Agreement with respect to any Warrants or Warrant Shares, (B) in no event will the Company be liable for liquidated damages under this Agreement in excess of 1.0% of the aggregate Note Amount of the Holders for any 30-day period (even if there are multiple Events during the same 30-day period), (C) the maximum aggregate liquidated damages payable to a Holder under this Agreement shall be eighteen percent (18%) of the aggregate original Note Amount of such Holder’s Notes, and (D) in the case of an Event described in clause (iv) of this paragraph, liquidated damages will not begin to accrue until the first Registration Statement filed under this Agreement is declared effective by the SEC and will cease to accrue on any Conversion Shares that are Excluded Securities as of the date on which an Additional Registration Statement is declared effective by the SEC for the resale of such Conversion Shares or, if earlier, on the date on which such Conversion Shares can first be sold by the Holder under Rule 144. The liquidated damages pursuant to the preceding sentence shall apply and be payable on a pro rata basis for any portion of a 30-day period prior to the cure of an Event and shall cease to accrue (unless earlier ceased) upon expiration of the Registration Period.

(c)           Notwithstanding anything to the contrary contained in this Agreement, the Company shall not be required under this Agreement to file or amend a Registration Statement for any offering that would be deemed by the SEC to constitute a primary offering of securities by the Company. In the event that, as a result of the operation of the preceding sentence, the Company cannot include all of the Registrable Securities in the Registration Statement, then the Company shall include in the Registration Statement the maximum number of Registrable Securities that can be included therein without causing the Registration Statement to be deemed to register a primary offering by the Company, with the number of Registrable Securities included in the Registration Statement to be allocated among the Holders in proportion to the total Warrant Shares and Conversion Shares held by each Holder (or issuable upon conversion or exercise of such Holder’s Notes and Warrants) on the date that the Registration Statement is filed. With respect to any Registrable Securities that are not included in the Registration Statement (the “Excluded Securities”), the Company shall include the Excluded Securities in a subsequently filed second Registration Statement (the “Additional Registration Statement”) that is filed on the earliest possible date on which Excluded Securities can be included in the Additional Registration Statement without the Additional Registration Statement being deemed to register a primary offering of securities by the Company (the “Additional Filing Date”); provided that if the Company is advised by the SEC that the inclusion of all Excluded Securities in the Additional Registration Statement would cause the Additional Registration Statement to be deemed a registration of a primary offering by the Company, then such Additional Registration Statement shall include only the maximum number of Excluded Securities that could be included in such Registration Statement without it being deemed to be a registration for a primary offering by the Company. If all Excluded Securities cannot be registered on the Additional Registration Statement, then the Company will be obligated to file a second Additional Registration Statement as soon as is permitted by the SEC to cover as many additional Excluded Securities as possible, although the Company will not be obligated to file any more than two (2) Additional Registration Statements for Excluded Securities. The Company’s obligations under this Agreement with respect to the first Additional Registration Statement and second Additional Registration Statement shall be the same as its obligations for the original Registration Statement, provided that the “Filing Date” for the first Additional Registration Statement shall be the Additional Filing Date, and the “Effectiveness Date” for the Additional Registration Statement shall be delayed by the number of days that elapses between the Filing Date and Additional Filing Date; and further provided that the “Filing Date” for the second Additional Registration Statement (if applicable) shall be the earliest possible date on which Excluded Securities can be included in the second Additional Registration Statement without the second Additional Registration Statement being deemed to register a primary offering of securities by the Company (the “Second Additional Filing Date”), and the “Effectiveness Date” for such second Additional Registration Statement shall be delayed by the number of days that elapses between the Filing Date for the original Registration Statement and the Second Additional Filing Date. In the event that a Holder sells or otherwise transfers any of such Holder’s Registrable Securities, each transferee shall be allocated a pro rata portion of the then-remaining number of Registrable Securities included in any Registration Statement for such transferor. To the extent permitted under applicable SEC rules, procedures, or practices, any shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Holders pro rata based on the number of Registrable Securities then held by such Holders which are covered by such Registration Statement.

3.             Registration Procedures.

In connection with the Company’s registration obligations hereunder, the Company shall:

(a)           Not less than three (3) Trading Days prior to the filing of a Registration Statement or any pre-effective amendment thereto, furnish to the Holders by e-mail copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders (and changes (if any) to correct appropriate information about the Holder). The Company shall not file a Registration Statement or any pre-effective amendments thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith, provided that, the Company is notified of such objection in writing no later than three (3) Trading Days after the Holders have been so furnished copies of such documents.

(b)           (i)  Prepare and file with the SEC such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for the applicable Registration Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statements and the disposition of all Registrable Securities covered by each Registration Statement.

(c)           Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (ii) through (v) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (i) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement stale or otherwise ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)           Use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(e)           Furnish to each Holder by e-mail, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated herein by reference (to the extent requested by such Holder), and all exhibits to the extent requested by such Holder (including those previously furnished) promptly after the filing of such documents with the SEC.

(f)            Comply with Rule 172, promptly advise each Holder at any time the Company has not satisfied the requirements of Rule 172 and promptly deliver to each Holder, without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request in connection with resales by the Holder of Registrable Securities. Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(g)           Prior to any public offering of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of all jurisdictions within the United States as any Holder reasonably requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Registration Period and to do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(h)           If requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statements, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

(i)            Upon the occurrence of any event contemplated by Sections 3(c)(ii) through (v), as promptly as reasonably possible under the circumstances, and in the case of Section 3(c)(v) taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and that the event that resulted in the suspension of such Prospectus is otherwise cured. If the Company notifies the Holders in accordance with Sections 3(c)(ii) through (v) to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.

(j)            Each Holder agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Annex B (a “Selling Shareholder Questionnaire”) not less than five (5) Trading Days prior to the date on which a Registration Statement under this Agreement is to be filed or (if earlier) by the end of the fourth Trading Day following the date on which such Holder receives draft materials in accordance with this Section. The Company shall not be required to include the Registrable Securities of a Holder in a Registration Statement and shall not be required to pay any liquidated or other damages under Section 2(b) hereof to such Holder who fails to furnish to the Company a fully completed Selling Shareholder Questionnaire as required by this Section or other information reasonably requested by the Company for compliance with applicable registration and disclosure requirements.

4.             Registration Expenses. All Registration Expenses in connection with any registration, qualification or compliance with registration pursuant to this Agreement shall be borne by the Company, and all Selling Expenses of a Holder shall be borne by such Holder.

5.             Indemnification.

(a)           Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, investment advisors, partners, members and employees of each of them, each

Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”) arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii) through (v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware arising from or in connection with the transactions contemplated by this Agreement.

(b)           Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses to the extent arising out of or relating to: (i) such Holder’s failure to comply with the prospectus delivery requirements of the Securities Act after being advised by the Company that it has not satisfied the conditions of Rule 172 and that such Holder is, as a consequence, required to deliver a prospectus in connection with any disposition of Registrable Securities and has provided the Holder with a current prospectus to be used in connection with any such dispositions, (ii) an offer or sale of shares of Common Stock by such Holder occurring during a period in which sales under the Registration Statement are suspended as permitted by this Agreement, or (iii) any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent that, such untrue statements or omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)           Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to participate in, and, to the extent the Indemnifying Party so desires, assume the defense thereof, including the employment of counsel (one law firm) reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except to the extent that the Indemnifying Party is prejudiced by such failure, including impairment in its ability to defend such action.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless:  (1) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (2) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel (one law firm) shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding. The Indemnified Party shall cooperate fully with the Indemnifying Party in connection with any negotiation or defense of any such Proceeding by the Indemnifying Party and shall furnish to the Indemnifying Party all information reasonably available to the Indemnified Party that relates to such Proceeding.

Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party subject to indemnification under Section 5(a) (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with these Sections) shall be paid to the Indemnified Party, as incurred, within ten (10) Trading Days of written notice thereof to the Indemnifying Party (provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d)           Contribution. In the event that indemnification under Section 5(a) or 5(b) is unavailable to or insufficient to hold harmless an Indemnified Party for any Losses (by reason of unenforceability due to public policy or otherwise), then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission or other event under 5(a) or 5(b), as the case may be, to which such contribution applies.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6.             Miscellaneous.

(a)           Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)           No Piggyback on Registrations. Except as and to the extent specified in Schedule 6(b) hereto, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities and any shares of Common Stock issued upon conversion of the Notes in accordance with the terms of the Notes, and the Company shall not after the date hereof enter into any agreement providing any such right to any of its security holders.

(c)           Compliance. Each Holder covenants and agrees that (i) it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement; and (ii) it has no present plan, intention or understanding and has made no arrangement to sell the Registrable Securities at any predetermined time or for any predetermined price (other than such Holder’s right to sell the Registrable Securities pursuant to a Registration Statement filed pursuant hereto).

(d)           Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company will use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as practicable. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(e)           Piggy-Back Registrations. If at any time during the Effectiveness Period  there is not an effective Registration Statement covering all of the Registrable Securities then required hereunder to be registered at such time and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder written notice of such determination and, if within fifteen days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities (not already covered by an effective Registration Statement) such Holder requests to be registered, subject to customary underwriter cutbacks applicable to holders of registration rights and subject to restrictions in prior registration rights agreements. Notwithstanding anything to the contrary contained herein, this Section 6(e) shall not apply with respect to any Excluded Securities. In connection with any offering involving an underwriting of shares of Common Stock being issued by the Company for its own account or for the account of others pursuant to a registration statement, the Company shall not be required to include in such registration statement, the Registrable Securities held by any Holder that does not accept and agree to the terms of the underwriters selected by the Company.

(f)            Amendments and Waivers. No provision of this Agreement may be waived or amended and waivers or consents to departures from the provisions hereof may not be given except in a written instrument signed by the Company and the Holders who hold (or have the right to acquire upon exercise of the Warrants) majority of the shares of Common Stock issued or issuable upon exercise of the Warrants. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of one or more Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

(g)           Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

(h)           Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder of then-outstanding Registrable Securities. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

(i)            Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(j)            Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings to resolve any dispute concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”) although depositions may be taken in other places. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any Proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

(k)           Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(l)            Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(m)          Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(n)           Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. The decision of each Holder to acquire Registrable Securities pursuant to the Transaction Documents has been made independently of any other Holder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder acknowledges that no other Holder has acted as agent for such Holder in connection with making its investment hereunder and that no Holder will be acting as agent of such Holder in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary (but may be permissible) for any other Holder to be joined as an additional party in any Proceeding for such purpose.

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

LIQUIDMETAL TECHNOLOGIES, INC.

By:	/s/ Larry E. Buffington
Name: Larry E. Buffington
Title: CEO/President

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES OF INVESTORS TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

INVESTOR

/s/ Diamond Opportunity Fund, LLC

/s/ Fort Mason Master, LP

/s/ Fort Mason Partners, LP

/s/ Solomon Strategic Holdings, Inc.

/s/ The Tail Wind Fund Ltd.

/s/ Abdi Mahamedi

/s/ Whitebox Intermarket Partners LP

/s/ BridgePointe Master Fund Ltd.

/s/ Rockmore Investment Master Fund Ltd.

/s/ Castlerigg Master Investments Ltd.

/s/ Iroquois Master Fund

/s/ Wynnefield Partners Small Cap Value, LP

/s/ Wynnefield Partners Small Cap Value, LP I

/s/ Wynnefield Small Cap Value Offshore Fund, Ltd.

/s/ Rodd Friedman

/s/ Eric Brachfeld

/s/ Myron Neugeboren

/s/ Ricardo Salas

/s/ Winvest Venture Partners Inc.

/s/ Ed Neugeboren

/s/ Gryphon Master Fund, L.P.

/s/ GSSF Master Fund, LP

/s/ Leon Frenkel

/s/ Triage Capital Management L.P.

/s/ Triage Capital Management B, L.P.

/s/ Stratford Partners, LP

/s/ Kenneth Lisiak

/s/ Vestal Venture Capital

/s/ James Kang

/s/ Kurtis Jang

/s/ Charles Kim

/s/ Chuck Myong

/s/ Hamilton Investment Partners, LLC

/s/ Rockport Funding, LLC

/s/ Jay Deahna

2

SCHEDULE 6(b)

The holders of the warrants issued in connection with the Company 8% Unsecured Subordinated Notes have piggyback registration rights with respect to any registration statement filed pursuant to this Agreement.

Annex A

Plan of Distribution

The Selling Stockholders and any of their pledgees, donees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock registered hereunder on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling shares:

•      ordinary brokerage transactions and transactions in which the broker-dealer solicits investors;

•      block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•      purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•      an exchange distribution in accordance with the rules of the applicable exchange;

•      pledge, hypothecation, or assignment of shares;

•      privately negotiated transactions;

•      settlement of short sales (other than short sales established prior to the effectiveness of the Registration Statement to which this Prospectus is a part);

•      broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

•      a combination of any such methods of sale; and

•      any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The Selling Stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

The Selling Stockholders may from time to time pledge or grant a security interest in some or all of their shares of Common Stock that are covered by this prospectus and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell such shares of Common Stock from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

Upon the Company being notified in writing by a Selling Stockholder that any material arrangement has been entered into with a broker-dealer for the sale of Common Stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such Selling Stockholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such the shares of Common Stock were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction. In addition, upon the Company being notified in writing by a Selling Stockholder that a donee or pledgee intends to sell more than 500 shares of Common Stock, a supplement to this prospectus will be filed if then required in accordance with applicable securities law.

The Selling Stockholders also may transfer the shares of Common Stock in other circumstances, in which case the transferees, pledgees or other successors in interest may be the selling beneficial owners for purposes of this prospectus.

The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Discounts, concessions, commissions and similar selling expenses, if any, that can be attributed to the sale of securities will be paid by the Selling Stockholder and/or the purchasers. Each Selling Stockholder has represented and warranted to the Company that it acquired the securities subject to this Registration Statement in the ordinary course of such Selling Stockholder’s business and, at the time of its purchase of such securities such Selling Stockholder had no agreements or understandings, directly or indirectly, with any person to distribute any such securities.

The Company is required to pay the Company’s fees and expenses incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

The Company has advised each Selling Stockholder that it may not use shares registered on this Registration Statement to cover short sales of Common Stock made prior to the date on which this Registration Statement shall have been declared effective by the SEC. If a Selling Stockholder uses this prospectus for any sale of the Common Stock, it will be subject to the prospectus delivery requirements of the Securities Act. The Selling Stockholders will be responsible to comply with the applicable provisions of the Securities Act and Exchange Act, and the rules and regulations thereunder promulgated, including, without limitation, Regulation M, as applicable to such Selling Stockholders in connection with resales of their respective shares under this Registration Statement.

Annex B

Selling Shareholder Questionnaire

The undersigned beneficial owner of common stock, par value $0.001 per share (the “Common Stock”), of Liquidmetal Technologies, Inc., a Delaware corporation (the “Company”), (the “Registrable Securities”) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-1 (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of January 3, 2007 (the “Registration Rights Agreement”), among the Company and the Investors named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling shareholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling shareholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Shareholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1. Name.

(a)           Full Legal Name of Selling Shareholder

(b)           Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)           Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2. Address for Notices to Selling Shareholder:

Telephone:

Fax:

Contact Person:

3. Beneficial Ownership of Registrable Securities:

(a)           Type and Number of Registrable Securities beneficially owned:

4. Broker-Dealer Status:

(a)           Are you a broker-dealer?

Yes ☐	No ☐

(b)           If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company.

Yes ☐	No ☐

Note:      If no, the SEC staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)           Are you an affiliate of a broker-dealer?

Yes ☐	No ☐

(d)           If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐	No ☐

Note:      If no, the SEC staff has indicated that you should be identified as an underwriter in the Registration Statement.

5. Beneficial Ownership of Other Securities of the Company Owned by the Selling Shareholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

(a)           Type and Amount of Other Securities beneficially owned by the Selling Shareholder:

6. Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name:
Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Curt Creely

Foley & Lardner LLP

100 North Tampa St., Suite 2700

Tampa, Florida 33602

ccreely@foley.com

Fax No.:  813.221.4210